UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2009

MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File Number	I.R.S. Employer Identification No.)

800 West Madison Street, Chicago, IL	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 22, 2009, at the annual meeting of stockholders of MB Financial, Inc. (the “Company”), the Company’s stockholders approved amendments to the Company’s charter to lower the vote requirements for the following items from the affirmative vote of the holders of at least 80% of the outstanding shares of the Company’s common stock to a simple majority of the outstanding shares of common stock: (i) the removal of a director for cause; (ii) the amendment of the Company’s bylaws by the Company’s stockholders; (iii) certain business combinations with beneficial owners of more than 14.9% of the outstanding shares of common stock, except where the transaction has been approved by a majority of the disinterested directors or certain fair price and procedure requirements have been met; (iv) the purchase by the Company of any of its equity securities held by a person beneficially owning 5% or more of the outstanding shares of common stock, except where the price paid by the Company is not above market value or the transaction falls within other exceptions; and (v) the amendment of certain provisions of the Company’s charter.

The amendments are described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 5, 2009 under the heading “Proposal II. Approval of the Proposed Amendment of the Company’s Charter to Lower Certain Supermajority Vote Requirements,” which description is incorporated herein by reference.  The amendments became effective upon the filing by the Company of articles of amendment to the Company’s charter with the Maryland Department of Assessments and Taxation on April 24, 2009.  A copy of the articles of amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events

In addition to the matter described in Item 5.03 above, at the annual meeting of the Company’s stockholders on April 22, 2009, the Company’s stockholders also: (i) re-elected David P. Bolger, Robert S. Engelman, Jr., Thomas H. Harvey and Ronald D. Santo as directors of the Company, each for a term to expire in 2012; (ii) approved the Company’s advisory proposal on executive compensation; and (iii) ratified the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment to Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MB FINANCIAL, INC.

Date: April 28, 2009	By:/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment to Charter